UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2017

California Republic Auto Receivables Trust 2017-1

(Exact name of Issuing Entity as specified in its charter)

Central Index Key Number of Issuing Entity: 0001694276

California Republic Funding, LLC

(Exact name of Depositor as specified in its charter)

Central Index Key Number of Depositor: 0001561326

Mechanics Bank

(Exact name of Sponsor as specified in its charter)

Central Index Key Number of Sponsor: 0001603949

State of Delaware	333-207639-03	38-7155373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Civic Drive, Suite 390 Walnut Creek, California	94596
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (925) 482-8000

18400 Von Karman, Suite 1100, Irvine, California 92612

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the $398,797,000 principal amount of Asset Backed Notes (the “Notes”) to be issued by California Republic Auto Receivables Trust 2017-1 (the “Issuer”) and offered pursuant to the Prospectus dated February 9, 2017 California Republic Funding, LLC (the “Depositor”) and Mechanics Bank (“Mechanics”) entered into an underwriting agreement (the “Underwriting Agreement”) with Credit Suisse Securities (USA) LLC (“Credit Suisse”), as representative of the underwriters. A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K.

Section 8 — Other Events

Item 8.01. Other Events.

In connection with the issuance of the Notes, the Issuer, the Depositor and/or CRB intend to enter into at closing the agreements listed below in Item 9.01 and attached as Exhibits 4.1, 4.2, 10.1, 10.2, 10.3 and 10.4 to this Current Repot on Form 8-K. These agreements, the forms of which were filed as exhibits to the Depositor’s registration statement, are being filed on this Current Report on Form 8-K to satisfy the requirements of Item 1100(f) of Regulation AB.

In connection with the offering on the Notes, the chief executive officer of the Depositor has made the certifications required by Paragraph I.B.1(a) of Form SF-3, which certifications are attached as Exhibit 36.1 to this Current Report on Form 8-K. The certification is being filed on this Current Report on Form 8-K to satisfy the requirements of Item 601(b)(36) of Regulation S-K.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1	Underwriting Agreement, dated February 9, 2017 between the Depositor, Mechanics Bank and Credit Suisse, as representative of the underwriters.

4.1	Amended and Restated Trust Agreement, dated as of February 1, 2017, between the Depositor and Wilmington Trust, National Association, as owner trustee (the “Owner Trustee”).

4.2	Indenture, dated as of February 1, 2017, between the Issuer and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).

10.1	Sale and Servicing Agreement, dated as of February 1, 2017, among the Issuer, the Depositor, Mechanics Bank, as seller, servicer, administrator and custodian and the Indenture Trustee.

10.2	Administration Agreement, dated as of February 1, 2017, among the Issuer, Mechanics Bank, as administrator, the Owner Trustee and the Indenture Trustee.

10.3	Receivables Purchase Agreement, dated as of February 1, 2017, between Mechanics Bank, as seller, and the Depositor, as purchaser.

10.4	Asset Representations Review Agreement, dated as of February 1, 2017, among the Issuer, Mechanics Bank, as servicer, and Center Street Finance, LP, as asset representations reviewer.

36.1	Depositor Certification for shelf offerings of asset-backed securities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA REPUBLIC FUNDING, LLC, as Depositor

By:	/s/ John DeCero
John DeCero
Manager

Date: February 9, 2017

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 9, 2017, between California Republic Funding, LLC, Mechanics Bank and Credit Suisse Securities (USA) LLC, as underwriter.

4.1	Amended and Restated Trust Agreement, dated as of February 1, 2017, between California Republic Funding, LLC and Wilmington Trust, National Association, as owner trustee.

4.2	Indenture, dated as of February 1, 2017, between California Republic Auto Receivables Trust 2017-1 and U.S. Bank National Association, as indenture trustee.

10.1	Sale and Servicing Agreement, dated as of February 1, 2017, among California Republic Auto Receivables Trust 2017-1, California Republic Funding, LLC, Mechanics Bank, as seller, servicer, administrator and custodian and U.S. Bank National Association.

10.2	Administration Agreement, dated as of February 1, 2017, among California Republic Auto Receivables Trust 2017-1, Mechanics Bank, as administrator, Wilmington Trust, National Association and U.S. Bank National Association.

10.3	Receivables Purchase Agreement, dated as of February 1, 2017, between Mechanics Bank, as seller, and California Republic Funding, LLC, as purchaser.

10.4	Asset Representations Review Agreement, dated as of February 1, 2017, among California Republic Auto Receivables Trust 2017-1, Mechanics Bank, as servicer, and Center Street Finance, LP, as asset representations reviewer.

36.1	Depositor Certification for shelf offerings of asset-backed securities.

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